                                                                   Exhibit 10.22

                                                                  EXECUTION COPY
                                                                  --------------

                                VOTING AGREEMENT

     THIS VOTING AGREEMENT (this "Agreement") is made and entered into as of November 20, 1999, among Efficient Networks, Inc., a Delaware corporation (the "Purchaser"), Cabletron Systems, Inc., a Delaware corporation ("Parent") and the undersigned stockholder and/or option holder (the "Stockholder") of Purchaser.

                                    RECITALS
                                    --------

     A. The Purchaser, Merger Sub (as defined below), Parent and Flowpoint Corporation, a California corporation and a wholly-owned subsidiary of Parent (the "Company"), concurrently with entering into this Agreement, are entering into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), which provides for the merger (the "Merger") of the Company with and into Fire Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Parent ("Merger Sub"). Pursuant to the Merger, all outstanding capital stock of the Company shall be converted into the right to receive shares of Common Stock of Purchaser and shares of Series A Non-Voting Convertible Preferred Stock having the terms set forth in the Certificate of Designation attached hereto as Exhibit A (the "Preferred Stock" and the "Certificate"), as set forth in the
---------
Reorganization Agreement;

     B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of the Purchaser and shares subject to outstanding options and warrants as is indicated on the signature page of this Agreement;

     C. It is a condition to Parent's willingness to enter into the Reorganization Agreement and consummate the Merger that Stockholder enter into and deliver this Agreement; and

     D. In order to induce Parent to enter into the Reorganization Agreement, Stockholder (in his or her capacity as such), as a major stockholder of Purchaser, agrees to vote the Shares (as defined below) and other such shares of capital stock of the Purchaser over which Stockholder has voting power so as to facilitate the conversion of the Preferred Stock into shares of Common Stock of the Purchaser on or before the Expiration Date.

     NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     1.   Certain Definitions. Capitalized terms not defined herein shall have
          -------------------
the meanings ascribed to them in the Reorganization Agreement. For purposes of this Agreement:

          (a) "Expiration Date" shall mean the earlier of the date and time on which the Preferred Stock shall have been converted into shares of Common Stock or termination of the Reorganization Agreement.

          (b) "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

          (c) "Shares" shall mean: (i) all securities of the Purchaser (including all shares of Purchaser Common Stock and all options, warrants and other rights to acquire shares of Purchaser Common Stock) owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Purchaser (including all additional shares of Purchaser Common Stock and all additional options, warrants and other rights to acquire shares of Purchaser Common Stock) of which Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date.

          (d)  Transfer. A Person shall be deemed to have effected a "Transfer"
               --------
of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

     2.   Transfer of Shares.
          ------------------

          (a)  Transferee of Shares to be Bound by this Agreement. Stockholder
               --------------------------------------------------
agrees that, during the period from the date of this Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Shares to be effected unless each Person to which any of such Shares, or any interest in any of such Shares, is or may be transferred shall have: (a) executed a counterpart of this Agreement and a proxy in the form attached hereto as Exhibit B (with such modifications as Purchaser may reasonably request); and
   ---------
(b) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

          (b)  Transfer of Voting Rights. Stockholder agrees that, during the
               -------------------------
period from the date of this Agreement through the Expiration Date, Stockholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

     3.   Agreement to Vote Shares. At every meeting of the stockholders of the
          ------------------------
Purchaser called, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Purchaser, Stockholder (in his or her capacity as such) shall cause the Shares to be voted in favor of consummation of any of the matters contemplated by the Reorganization Agreement with respect to which Stockholder may be entitled to vote and conversion of the Preferred Stock into shares of Purchaser Common Stock as contemplated by the Reorganization Agreement and pursuant to the Certificate.

     4.   Irrevocable Proxy.  Concurrently with the execution of this Agreement,
          -----------------
Stockholder agrees to deliver to Purchaser a proxy in the form attached hereto as Exhibit B (the "Proxy"), which shall be irrevocable to the fullest extent
   ---------
permissible by law, with respect to the Shares.

     5.   Representations and Warranties of the Stockholder. (a) Stockholder (i)
          -------------------------------------------------
is the beneficial owner of the shares of Purchaser Common Stock and the options and warrants to purchase shares of

Common Stock of the Purchaser indicated on the final page of this Agreement, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances; (ii) does not beneficially own any securities of the Purchaser other than the shares of Purchaser Common Stock and options and warrants to purchase shares of Common Stock of the Purchaser indicated on the final page of this Agreement; and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

     6.   Additional Documents. Stockholder (in his or her capacity as such)
          --------------------
hereby covenants and agrees to execute and deliver any additional documents, and to take additional actions, necessary or desirable, in the reasonable opinion of Purchaser or Parent, to carry out the intent of this Agreement.

     7.   Consent and Waiver. Stockholder (not in his capacity as a director or
          ------------------
officer of the Purchaser) hereby gives any consents or waivers that are reasonably required for the conversion of the Preferred Stock into shares of Purchaser Common Stock as set forth in the Reorganization Agreement under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

     8.   Legending of Shares. If so requested by Purchaser, Stockholder agrees
          -------------------
that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 2 hereof, Stockholder agrees that Stockholder shall not Transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

     9.   Termination. This Agreement shall terminate and shall have no further
          -----------
force or effect as of the Expiration Date.

     10.  Miscellaneous.
          -------------

          (a)  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (b)  Binding Effect and Assignment. This Agreement and all of the
               -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

          (c)  Amendments and Modification. This Agreement may not be modified,
               ---------------------------
amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          (d)  Specific Performance; Injunctive Relief. The parties hereto
               ---------------------------------------
acknowledge that Purchaser shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Purchaser upon any such violation, Purchaser shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Purchaser at law or in equity.

          (e)  Notices. All notices and other communications pursuant to this
               -------
Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

          If to Purchaser:    Efficient Networks, Inc.
                              4201 Spring Valley Road, Suite 1200
                              Dallas, Texas 75244
                              Attention: Jill Manning
                              Telecopy No.: (972) 991-8579

          With a copy to:     Wilson Sonsini Goodrich & Rosati
                              Professional Corporation
                              650 Page Mill Road
                              Palo Alto, California 94304
                              Attention: Kenneth M. Siegel, Esq.
                                         Michael J. Kennedy, Esq.
                              Telecopy No.: (650) 461-5375

          If to Parent:       Cabletron Systems, Inc.
                              ___________________________________
                              ___________________________________
                              Attention:
                              Telecopy No.

          With a copy to:     Ropes & Gray
                              One International Place
                              Boston, MA 02110
                              Attention: David A. Fine, Esq.
                              Telephone No.: (617) 951-7000
                              Telecopy No.: (617) 951-7050

          If to Stockholder:  To the address for notice set forth on the signature page hereof.

          (f)  Governing Law. This Agreement shall be governed by the laws of
               -------------
the State of Delaware, without reference to rules of conflicts of law.

          (g)  Entire Agreement. This Agreement and the Proxy contain the entire
               ----------------
understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

          (h)  Effect of Headings. The section headings are for convenience only
               -------------------
and shall not affect the construction or interpretation of this Agreement.

          (i)  Counterparts. This Agreement may be executed in several
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

EFFICIENT NETWORKS, INC.                    STOCKHOLDER


By:   /s/ Mark Floyd                        By:
   ----------------------------------          -----------------------------
   Signature of Authorized Signatory           Signature

Name:   Mark Floyd                          Name:
     --------------------------------            ---------------------------

Title: Chief Executive Officer              Title:
      -------------------------------             --------------------------

                                            --------------------------------


                                            Print Address

                                            --------------------------------
                                            Telephone

                                            --------------------------------
                                            Facsimile No.

                                            Shares beneficially owned:

                                                shares of Purchaser Common Stock
                                            ----

                                                shares of Purchaser Common Stock
                                            ----
                                            issuable upon exercise of
                                            outstanding options or warrants

   CABLETRON SYSTEMS, INC.


By:
   ---------------------------------
   Signature of Authorized Signatory

Name:
     -------------------------------

Title:
      ------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


EFFICIENT NETWORKS, INC.            STOCKHOLDER


By:                                 By:    /s/  Mark Floyd
   ------------------------------      -----------------------------------
Signature of Authorized Signatory       Signature

Name:                               Name:   Mark Floyd
     ----------------------------        ---------------------------------

Title:                              Title:
      ---------------------------         --------------------------------
                                       4201 Spring Valley Road, Suite 1200
                                     -------------------------------------

                                       Dallas, Texas 75244
                                     -------------------------------------
                                     Print Address

                                     972-991-3884
                                     -------------------------------------
                                     Telephone

                                     972-991-8579
                                     -------------------------------------
                                     Facsimile No.

                                     Shares beneficially owned:

                                     1,548,958  shares of Purchaser Common Stock
                                     ---------
                                               shares of Purchaser Common Stock
                                     ---------
                                     issuable upon exercise of outstanding
                                     options or warrants

   CABLETRON SYSTEMS, INC.


By:
   ---------------------------------
   Signature of Authorized Signatory

Name:
     -------------------------------

Title:
      ------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


EFFICIENT NETWORKS, INC.            STOCKHOLDER


By:                                 By:    /s/  Robert R. Davenport
   -------------------------------      -------------------------------------
 Signature of Authorized Signatory       Signature

Name:                               Name:   Robert R. Davenport
     -----------------------------       ------------------------------------

Title:                              Title:    E.V.P., Corporate Development
      ----------------------------        -----------------------------------

                                    Covad Communications Group, Inc.
                                    -----------------------------------------

                                     2330 Central Expressway
                                    -----------------------------------------

                                     Santa Clara, CA 95050
                                    -----------------------------------------
                                    Print Address

                                     (408) 844-7709
                                    -----------------------------------------
                                    Telephone

                                     (408) 844-7680
                                    -----------------------------------------
                                    Facsimile No.

                                    Shares beneficially owned:

                                     497,663 shares of Purchaser Common Stock
                                    --------

                                             shares of Purchaser Common Stock
                                    --------
                                    issuable upon exercise of outstanding
                                    options or warrants

   CABLETRON SYSTEMS, INC.

By:
   ---------------------------------
   Signature of Authorized Signatory

Name:
     -------------------------------

Title:
      ------------------------------

[Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


EFFICIENT NETWORKS, INC.                STOCKHOLDER


By:                                     By:    /s/  Andrew Sengei
   ---------------------------------       ---------------------------------
   Signature of Authorized Signatory        Signature

Name:                                   Name:   Andrew Sengei
     -------------------------------         -------------------------------

Title:                                  Title:  General Partner, Enterprise
      ------------------------------          ------------------------------
                                                Partners
                                              ------------------------------

                                        7979 IvanHoe Ave., Suite 556
                                        ------------------------------------

                                        La Jolla, CA 92037
                                        ------------------------------------
                                        Print Address

                                        858-454-8833
                                        ------------------------------------
                                        Telephone

                                        858-551-1206
                                        ------------------------------------
                                        Facsimile No.

                                        Shares beneficially owned:

                                        3,821,374  shares of Purchaser Common
                                        ---------
                                        Stock

                                                shares of Purchaser Common Stock
                                        -------
                                        issuable upon exercise of outstanding
                                        options or warrants

   CABLETRON SYSTEMS, INC.


By:
   ----------------------------------
   Signature of Authorized Signatory

Name:
     --------------------------------

Title:
      -------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

EFFICIENT NETWORKS, INC.                STOCKHOLDER
                                        MENLO VENTURES VI, L.P.


By:                                     By:    /s/ General Partner
   ---------------------------------       -----------------------------------
   Signature of Authorized Signatory       Signature

Name:                                   Name:  MV Management VI LP
     -------------------------------         ---------------------------------

Title:                                  Title: General Partner, Menlo Ventures
      ------------------------------          --------------------------------
                                               VI, LP
                                              --------------------------------

                                        3000 Sand Hill Road, #4-100
                                        --------------------------------------

                                        Menlo Park, CA 94025
                                        --------------------------------------
                                        Print Address

                                        650-854-8540
                                        --------------------------------------
                                        Telephone

                                        650-854-7059
                                        --------------------------------------
                                        Facsimile No.

                                        Shares beneficially owned:

                                        2,013,011 shares of Purchaser Common
                                        ----------
                                        Stock
                                                shares of Purchaser Common Stock
                                        --------
                                        issuable upon exercise of outstanding
                                        options or warrants

   CABLETRON SYSTEMS, INC.


By:
   ---------------------------------
   Signature of Authorized Signatory

Name:
     -------------------------------

Title:
      ------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


EFFICIENT NETWORKS, INC.                STOCKHOLDER
                                        MENLO ENTREPRENEURS FUND VI, L.P.


By:                                     By:    /s/  General Partner
   ---------------------------------       ----------------------------------
   Signature of Authorized Signatory           Signature

Name:                                   Name:   MV Management VI, LP
     -------------------------------         --------------------------------

Title:                                  Title:   General Partner
      ------------------------------          -------------------------------

                                        Menlo Entrepreneurs Fund VI, LP
                                        -------------------------------------

                                        3000 Sand Hill Road, #4-100
                                        -------------------------------------

                                        Menlo Park, CA 94025
                                        -------------------------------------
                                        Print Address

                                        650-854-8540
                                        -------------------------------------
                                        Telephone

                                        650-854-7059
                                        -------------------------------------
                                        Facsimile No.

                                        Shares beneficially owned:

                                        30,199  shares of Purchaser Common Stock
                                        ------
                                                shares of Purchaser Common Stock
                                        ------
                                        issuable upon exercise of outstanding
                                        options or warrants

   CABLETRON SYSTEMS, INC.

By:
   ----------------------------------
   Signature of Authorized Signatory

Name:
     --------------------------------

Title:
      -------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


EFFICIENT NETWORKS, INC.                STOCKHOLDER


By:                                     By:    /s/  Jim Gauer
   ---------------------------------       ----------------------------------
   Signature of Authorized Signatory           Signature

Name:                                   Name:  Jim Gauer/Ocean Park Ventures
     -------------------------------         --------------------------------

Title:                                  Title: General Partner
      ------------------------------          -------------------------------

                                        -------------------------------------

                                        -------------------------------------
                                        Print Address

                                        -------------------------------------
                                        Telephone

                                        -------------------------------------
                                        Facsimile No.

                                        Shares beneficially owned:

                                        1,273,803 shares of Purchaser Common
                                        ---------
                                        Stock
                                                shares of Purchaser Common Stock
                                        -------
                                        issuable upon exercise of outstanding
                                        options or warrants

   CABLETRON SYSTEMS, INC.


By:
   ---------------------------------
   Signature of Authorized Signatory

Name:
     -------------------------------

Title:
      ------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

EFFICIENT NETWORKS, INC.                STOCKHOLDER


By:                                     By:    /s/  Jim Gauer
   ---------------------------------       ----------------------------------
   Signature of Authorized Signatory           Signature

Name:                                   Name:    Jim Gauer/Palomar Ventures
     -------------------------------         --------------------------------

Title:                                  Title:   General Partner
      ------------------------------          -------------------------------

                                        -------------------------------------

                                        -------------------------------------
                                        Print Address

                                        -------------------------------------
                                        Telephone

                                        -------------------------------------
                                        Facsimile No.

                                        Shares beneficially owned:

                                        684,931 shares of Purchaser Common Stock
                                        -------

                                                shares of Purchaser Common Stock
                                        -------
                                        issuable upon exercise of outstanding
                                        options or warrants

   CABLETRON SYSTEMS, INC.


By:
   ----------------------------------
   Signature of Authorized Signatory

Name:
     --------------------------------

Title:
      -------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


EFFICIENT NETWORKS, INC.                STOCKHOLDER


By:                                     By:  /s/  Robert A. Hoff
   ---------------------------------       ----------------------------------
   Signature of Authorized Signatory         Signature

Name:                                   Name:  Robert A. Hoff
     -------------------------------         --------------------------------

Title:                                  Title:  General Partner/Crosspoint
      ------------------------------          -------------------------------
                                                Venture Partners
                                              -------------------------------

                                        -------------------------------------

                                        -------------------------------------
                                        Print Address

                                        -------------------------------------
                                        Telephone

                                        -------------------------------------
                                        Facsimile No.

                                        Shares beneficially owned:

                                        5,116,619 shares of Purchaser Common
                                        ---------
                                        Stock

                                                shares of Purchaser Common Stock
                                        -------
                                        issuable upon exercise of outstanding
                                        options or warrants

   CABLETRON SYSTEMS, INC.


By:
   ---------------------------------
   Signature of Authorized Signatory

Name:
     -------------------------------

Title:
      ------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


EFFICIENT NETWORKS, INC.                STOCKHOLDER


By:                                     By:  /s/  Anthony Maher
   ---------------------------------       ------------------------------------
   Signature of Authorized Signatory         Signature

Name:                                   Name:    Anthony Maher
     -------------------------------         ----------------------------------

Title:                                  Title: Siemens AG, Member Executive
      ------------------------------          ---------------------------------
                                               Board
                                              ---------------------------------

                                        Hofmann Str. 51
                                        ---------------------------------------

                                        81359 Munchen, Germany
                                        ---------------------------------------
                                        Print Address

                                        +49 89 722 38158
                                        ---------------------------------------
                                        Telephone

                                        +49 89 722 46262
                                        ---------------------------------------
                                        Facsimile No.

                                        Shares beneficially owned:

                                        3,716,800   shares of Purchaser Common
                                        ----------
                                        Stock

                                                shares of Purchaser Common Stock
                                        --------
                                        issuable upon exercise of outstanding
                                        options or warrants

   CABLETRON SYSTEMS, INC.


By:
   -----------------------------------
   Signature of Authorized Signatory

Name:
     ---------------------------------

Title:
      --------------------------------

                      [Signature Page to Voting Agreement]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


EFFICIENT NETWORKS, INC.                STOCKHOLDER


By:                                     By:  /s/ Robert C. Hawk
   ---------------------------------       ------------------------------------
   Signature of Authorized Signatory         Signature

Name:                                   Name:  Robert C. Hawk
     -------------------------------         ----------------------------------

Title:                                  Title:  Director
      ------------------------------          ---------------------------------

                                        7585 S. Biscay Street
                                        ---------------------------------------

                                        Aurora, CO  80016
                                        ---------------------------------------
                                        Print Address

                                        303-699-2602
                                        ---------------------------------------
                                        Telephone

                                        303-699-2603
                                        ---------------------------------------
                                        Facsimile No.

                                        Shares beneficially owned:

                                        150,000 shares of Purchaser Common Stock
                                        -------

                                                shares of Purchaser Common Stock
                                        -------
                                        issuable upon exercise of outstanding
                                        options or warrants

   CABLETRON SYSTEMS, INC.


By:
   ------------------------------------
   Signature of Authorized Signatory

Name:
     ----------------------------------

Title:
      ---------------------------------

                      [Signature Page to Voting Agreement]

                               IRREVOCABLE PROXY

     The undersigned stockholder of Efficient Networks, Inc., a Delaware corporation (the "Purchaser"), hereby irrevocably (to the fullest extent permitted by law) appoints Purchaser as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Purchaser that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Purchaser issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of the Purchaser as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

     This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain voting agreement of even date herewith by and among Purchaser and the undersigned stockholder (the "Voting Agreement"), and is granted in connection with the Purchaser and Parent entering into that certain Agreement and Plan of Reorganization (the "Reorganization Agreement"), among Purchaser, Fire Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Purchaser ("Merger Sub"), Cabletron Systems, Inc., a Delaware corporation ("Parent") and Flowpoint Corporation, a California corporation and a wholly-owned subsidiary of Parent. The Reorganization Agreement provides for the merger of the Company with and into Merger Sub in accordance with its terms (the "Merger"). As used herein, the term "Expiration Date" means the date and time on which the Series A Non-Voting Convertible Preferred Stock (the "Preferred Stock") shall have been converted into shares of Purchaser Common Stock or the Reorganization Agreement shall have been terminated.

     The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents and call a special meeting of stockholders) at every annual, special or adjourned meeting of stockholders of the Purchaser and in every written consent in lieu of such meeting in favor of approval of the Merger and conversion of the Preferred Stock into Purchaser Common Stock as contemplated by the Reorganization Agreement.

     The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

      This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         Signature of Stockholder:   /s/  Mark Floyd
                                                   ------------------------

                         Print Name of Stockholder:    Mark Floyd
                                                   ------------------------

                         Shares beneficially owned:  1,548,958


                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         Signature of Stockholder:   /s/  Robert R. Davenport
                                                   ----------------------------

                         Print Name of Stockholder:   Covad Communications
                                                   ----------------------------

                         Shares beneficially owned:

                                  497,663   shares of the Purchaser Common Stock
                                -----------

                                            shares of the Purchaser Common Stock
                                -----------
                                issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         Signature of Stockholder:   /s/  Andrew Sengei
                                                   ------------------------

                         Print Name of Stockholder:    Enterprise Partners
                                                   ------------------------

                         Shares beneficially owned:

                                 3,821,374  shares of the Purchaser Common Stock
                                -----------

                                            shares of the Purchaser Common Stock
                                -----------
                                issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         MENLO ENTREPRENEURS FUND VI, L.P.
                         By:  MV Management VI, L.P.
                         It's General Partner

                         By:    /s/  General Partner
                              ----------------------

                         Shares beneficially owned:

                                 30,199   shares of the Purchaser Common Stock
                                ---------

                                          shares of the Purchaser Common Stock
                                ---------
                                issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         MENLO ENTREPRENEURS FUND VI, L.P.
                         By:  MV Management VI, L.P.
                         It's General Partner

                         By:    /s/  General Partner
                              -----------------------

                         Shares beneficially owned:

                           2,013,011   shares of the Purchaser Common Stock
                          ------------

                                       shares of the Purchaser Common Stock
                          ------------
                          issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         Signature of Stockholder:   /s/  Jim Gauer
                                                   -------------------------

                         Print Name of Stockholder:    Ocean Park Ventures
                                                   -------------------------

                         Shares beneficially owned:

                             1,273,803    shares of the Purchaser Common Stock
                            -------------

                                          shares of the Purchaser Common Stock
                            -------------
                            issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         Signature of Stockholder:   /s/  Jim Gauer
                                                   -----------------------

                         Print Name of Stockholder:    Palomar Ventures
                                                   -----------------------

                         Shares beneficially owned:

                                 684,931    shares of the Purchaser Common Stock
                                -----------

                                            shares of the Purchaser Common Stock
                                -----------
                                issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                Signature of Stockholder:   /s/ Robert A. Hoff, General Partner
                                         ---------------------------------------

                Print Name of Stockholder:    Crosspoint Venture Partners
                                          --------------------------------------

                         Shares beneficially owned:

                                 5,116,619  shares of the Purchaser Common Stock
                                -----------

                                            shares of the Purchaser Common Stock
                                -----------
                                issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         Signature of Stockholder:   /s/  Anthony Maher
                                                   --------------------------

                         Print Name of Stockholder:    Siemens AG
                                                   --------------------------

                         Shares beneficially owned:

                                 3,716,800  shares of the Purchaser Common Stock
                                -----------

                                            shares of the Purchaser Common Stock
                                -----------
                                issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]

     This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated:  November 19, 1999


                         Signature of Stockholder:   /s/  Robert C. Hawk
                                                   -------------------------

                         Print Name of Stockholder:    Robert C. Hawk
                                                   -------------------------

                         Shares beneficially owned:

                                 150,000    shares of the Purchaser Common Stock
                                -----------

                                            shares of the Purchaser Common Stock
                                -----------
                                issuable upon exercise of outstanding options or warrants

                     [Signature Page to Irrevocable Proxy]